Exhibit 10.3

                            THIRD AMENDMENT AGREEMENT


     THIS THIRD AMENDMENT AGREEMENT (this "Third Amendment") is entered into as of February 17, 2006 by and among Harvey Electronics, Inc., a New York corporation ("Borrower"), and Webster Business Credit Corporation ("Lender").

                                  Introduction

     Borrower and Lender are parties to a Loan and Security Agreement dated as of November 21, 2003 (as amended through the date hereof and as further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender has agreed to make revolving credit loans and to provide certain other financial accommodations to Borrower.

     Borrower has requested certain amendments to the Loan Agreement. Lender is willing to effect the amendments of the Loan Agreement requested by Borrower on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

     1. Amendments to the Loan Agreement. Upon the date that this Third Amendment shall have been executed by each of the parties hereto and all conditions set forth in Section 3 of this Third Amendment have been satisfied, Borrower and Lender agree that the Loan Agreement shall be amended as follows:

     (a) Section 7.21 of the Loan  Agreement is hereby  amended by deleting such
Section  7.21 in its entirety and  inserting in lieu thereof the  following  new
Section 7.21:

     7.21 Financial Covenants.

     (a) Minimum EBITDA. Measured on the last day of each fiscal month, allow EBITDA for such fiscal month to vary negatively by more than the following:

                  Month Ending:                      Amount:
                  ------------                       ------

                  November, 2005                     $188,000
                  December, 2005                     $188,000
                  January, 2006                      $188,000
                  February, 2006                     $165,000
                  March, 2006                        $165,000
                  April, 2006                        $165,000
                  May, 2006                          $165,000
                  June, 2006                         $165,000
                  July, 2006                         $165,000
                  August, 2006                       $165,000
                  September, 2006                    $165,000
                  October, 2006                      $165,000

     (b) EBITDA for the rolling three fiscal month period ended on the last day of each fiscal month to vary negatively by more than the following:

                  Month Ending:                      Amount:
                  ------------                       ------

                  November, 2005                     $375,000
                  December, 2005                     $375,000
                  January, 2006                      $375,000
                  February, 2006                     $330,000
                  March, 2006                        $330,000
                  April, 2006                        $330,000
                  May, 2006                          $330,000
                  June, 2006                         $330,000
                  July, 2006                         $330,000
                  August, 2006                       $330,000
                  September, 2006                    $330,000
                  October, 2006                      $330,000

     (b) Subsection 7.21 of the Loan Agreement is hereby further amended by adding the following clause (d) thereto:

          (d)(i) Minimum EBITDA (Section 7.2 1(a)): Excess Availability. Lender agrees that the one month Minimum EBITDA covenant set forth at
               Section 7.21(a) above will not be tested as of the last day of any fiscal month during which the Borrower's average daily Excess Availability was equal to or greater than $1,500,000.

          (ii) Additional Capital. If at any time the Borrower receives additional capital in the form of equity or subordinated debt, in either instance on terms and conditions satisfactory to the Lender in its Permitted Discretion, in the minimum gross amount of $3,500,000, then the $1,500,000 average daily Excess Availability referred to in the foregoing clause (d)(i) shall be deemed reduced to $1,000,000.

     2. Lender's Rights. Lender expressly reserves the full extent of its rights under the Loan Agreement, the other Loan Documents and applicable law with respect to any Default or Event of Default existing on the date hereof

     3. Conditions Precedent to Third Amendment. The satisfaction of each of the following, unless waived or deferred by Lender in its Permitted Discretion constitute conditions precedent to the effectiveness of this Third Amendment:

     (a) Lender shall have received this Third Amendment, duly executed by Borrower;

     (b) the representations and warranties in this Third Amendment, the Loan Agreement, as amended hereby, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

     (c) no Default or Event of Default shall have occurred and be continuing on the date hereof, and no Default or Event of Default shall result from the consummation of the transactions contemplated herein;

     (d) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any court or other governmental authority against Borrower or Lender; and

     (e) Lender shall have received payment in full of its out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred in connection with the Loan Agreement and this Third Amendment.

     4. Representations and Warranties. Borrower hereby represents and warrants to the Lender that

     (a) the execution, delivery, and performance of this Third Amendment, the Loan Agreement and the other Loan Documents (i) are within Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not require any approval or consent of any Person under any contractual obligation of the Borrower and (iv) do not contravene (A) any law, rule, or regulation, or any order, judgment, decree, writ or injunction, or award of any arbitrator, court, or Governmental Authority, (B) the terms of its charter, bylaws or other operative or formative documents or (C) any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

     (b) this Third Amendment has been duly executed and delivered by Borrower;

     (c)  this  Third  Amendment  and the  Loan  Agreement  and the  other  Loan
Documents, each as previously amended and as amended hereby, constitute Borrower's legal, valid, and binding obligations, enforceable against Borrower in accordance with their respective terms;

     (d) Borrower is in compliance with all of the terms and provisions set forth in the Loan Agreement and each of the other Loan Documents, each as previously amended and as amended hereby, on its part to be observed or performed on or prior to the date hereof; and

     (e) no Default or Event of Default has occurred and is continuing under the Loan Agreement or any other Loan Document.

     5. Reaffirmation. Borrower further reaffirms all of its obligations under the Loan Agreement and the other Loan Documents, each as previously amended and as amended hereby.

     6. Effect on Loan Agreement. Except as expressly provided herein, the execution, delivery, and performance of this Third Amendment shall not operate as a waiver or an amendment of any right, power, or remedy of the Lender under the Loan Agreement or any other Loan Document. Except to the extent expressly amended hereby, the Loan Agreement and all other Loan Documents shall be unaffected hereby, shall continue in full force and effect, are hereby in all respects ratified and confirmed, and shall constitute the legal, valid, binding and enforceable obligations of Borrower to the Lender.

     7. No Novation; Entire Agreement. This Third Amendment evidences solely the amendment of certain terms and provisions of Borrower's obligations under the Loan Agreement expressly set forth herein and is not a novation or discharge thereof. There are no other understandings, express or implied, between Lender and Borrower regarding the subject matter hereof.

     8. Choice of Law. The validity of this Third Amendment, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to conflicts of laws principles.

     9. Definitions and Construction.

     (a) Capitalized terms used but not otherwise defined herein shall have the respective meanings given to such terms in the Loan Agreement, as amended hereby.

     (b) Upon and after the effectiveness of this Third Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof' or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "therein", "thereof', or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

     10. Counterparts; Telefacsimile Execution. This Third Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Third Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Third Amendment. Any party delivering an executed counterpart of this Third Amendment by facsimile also shall deliver a manually executed counterpart of this Third Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Third Amendment.

                   [Signatures appear on the following page.]

     IN WITNESS WHEREOF, Borrower and Lender caused this Third Amendment to be executed as of the date first above written.

                            BORROWER:

                            HARVEY ELECTRONICS, INC.


                            By: /s/ Joseph J. Calabrese
                                -------------------------------------------
                                Name:  Joseph J. Calabrese
                                Title: Executive Vice President and Chief
                                       Financial Officer



                            LENDER:

                            WEBSTER BUSINESS CREDIT CORPORATION

                            By: /s/ Patrick Wallace
                                ------------------------------------------
                                Name: Patrick Wallace
                                Title:    Senior Vice President